UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 22 , 2025
Date of Report (Date of earliest event reported)

HOPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2025 annual meeting of stockholders (the “Annual Meeting”) of Hope Bancorp, Inc. (the “Company”) was held on May 22, 2025, solely online via a live webcast in a virtual meeting format. At the Annual Meeting, the stockholders voted on the following proposals:
1.election of directors;
2.ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and
3.nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s proxy statement, dated April 11, 2025, (the “Proxy Statement”).
As of March 24, 2025, the record date for the Annual Meeting, there were 121,074,988 shares of the Company’s common stock outstanding. A total of 108,599,847 shares of the Company’s common stock were represented and voted at the Annual Meeting, constituting 89.70% of the outstanding shares of common stock entitled to vote at the Annual Meeting.

The final results of the stockholder votes were as follows:

1. Election of directors of the Company:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Donald D. Byun	98,060,643	3,350,609	7,188,595
Jinho Doo	98,047,664	3,363,588	7,188,595
Daisy Y. Ha	101,097,959	313,293	7,188,595
Joon Kyung Kim	98,054,094	3,357,158	7,188,595
Kevin S. Kim	96,902,903	4,508,349	7,188,595
Steven S. Koh	97,631,636	3,779,616	7,188,595
Rachel H. Lee	101,119,058	292,194	7,188,595
David P. Malone	97,640,822	3,770,430	7,188,595
Lisa K. Pai	97,633,928	3,777,324	7,188,595
Scott Yoon-Suk Whang	97,210,657	4,200,595	7,188,595
Dale S. Zuehls	97,368,714	4,042,538	7,188,595

Each of the director nominees listed above was elected to serve as members of the Board until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified.
2. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Total Shares
For:	107,828,451
Against:	739,077
Abstain:	32,319
Broker Non-Votes:	—

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 99.29% of the total number of shares represented and voting at the Annual Meeting.

3. Nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement.

Total Shares
For:	96,056,236
Against:	5,141,232
Abstain:	213,784
Broker Non-Votes:	7,188,595

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 94.72% of the total number of shares represented and voting at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: May 22, 2025	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer